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                                                                   EXHIBIT 10.13



                      FIRST AMENDMENT TO CREDIT AGREEMENT

                 THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of January 26, 1994 by and among Fretter, Inc., a Michigan corporation (the "Borrower"), the LENDERS listed on the signature pages hereof, and BT COMMERCIAL CORPORATION, as Agent, in its capacity as Agent for the Lenders. Words and phrases having defined meanings in the Credit Agreement referred to below shall have the same respective meanings when used herein, unless otherwise expressly defined herein

                                  WITNESSETH:

                 WHEREAS, the parties hereto have entered into a Credit Agreement, dated as of November 30, 1993 (the "Credit Agreement"), relating to a revolving credit facility in amount not to exceed $140,000,000 for the Borrower's ongoing working capital, letter of credit and general corporate needs; and

                 WHEREAS, the Borrower has requested that portion of the credit facility available for the issuance of Letters of Credit be increased from $15,000,000 to $25,000,000;

                 NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein and for other consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 1. Amendments to Credit Agreement. Subject to and conditioned upon the fulfillment of each of the conditions precedent set forth in Section 2 hereof Section 3.1(a) of the Credit Agreement is hereby amended by deleting the term "$15,000,000" contained therein and inserting the term "$25,000,000" therefor.

                 2.  Conditions Precedent to Amendment and Waiver
Effectiveness. The amendments and modifications set forth in Section 1 hereof shall become effective upon, and are expressly conditioned upon, the fulfillment of each of the following conditions precedent:

                          (a) The Agent shall have received original executed counterparts of this Amendment from the Borrower and each of the Lenders.

                          (b) The Agent shall have received a copy of a resolution of the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment, certified by the Secretary or an Assistant Secretary of the Borrower.

                          (c) Each Subsidiary of the Borrower which has executed a Guarantee shall have executed a Consent satisfactory in form and substance to the Agent reaffirming






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         such Subsidiary's obligations under its respective Guarantee and consenting to the Borrower's execution, delivery and performance of this Amendment.

                 3. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:

                          (a) The execution, delivery and performance by the Borrower of this Amendment (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of any applicable law, statute, ordinance, regulation, rule, order or other governmental restriction or of the Articles or Certificate of Incorporation or By-Laws of the Borrower, (v) do not contravene, or constitute a default under, any agreement, judgment, injunction, order, decree, indenture, contract, lease, instrument or other commitment to which the Borrower is a party or by which the Borrower or any of its assets are bound and
         (vi) will not result in the creation or imposition of any Lien upon any asset of the Borrower under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Borrower is a party or by which it or any of its assets may be bound or affected.

                          (b) This Amendment and the Credit Agreement as amended by this Amendment are the legal, valid and binding obligation of the Borrower, and are enforceable against the Borrower in accordance with their terms.

                          (c) The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on the date hereof, except to the extent that such representations expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

                          (d) No Default or Event of Default has occurred and is continuing.

                 4. Reference to and Effect Upon the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Credit Agreement in any other Credit Document shall mean and be a reference to the Credit Agreement, as amended hereby.





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                 5.  Reaffirmation; Expenses.  The Borrower hereby
reaffirms to the Agent and each of the Lenders that, except as modified hereby, the Credit Agreement and all of the Credit Documents remain in full force and effect and have not been otherwise waived, modified or amended. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. The Borrower acknowledges that all legal expenses of the Agent related to this Amendment shall be paid by the Borrower.

                 6. Choice of Law. This Amendment has been delivered in Chicago, Illinois, and shall be governed by and construed in accordance with the provisions of the Credit Agreement and the laws and decisions of the State of Illinois without giving effect to the conflicts of law principles thereunder.

                 7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart thereof.

                 IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                                            BORROWER:

                                                   FRETTER, INC.,
                                                   a Michigan corporation


                                                   By________________________
                                                   Title:

                                                   AGENT:

                                                   BT COMMERCIAL CORPORATION,
                                                   as Agent


                                                   By________________________
                                                        Vice President

                                                   LENDER:

                                                   BT COMMERCIAL CORPORATION


                                                   By_______________________
                                                             Vice President





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                                    CONSENT

                 By Subsidiary Guarantee dated as of November 30, 1993 (each a "Guarantee"), each of the undersigned (the "Guarantors") guaranteed to the Guaranteed Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Guaranteed Obligations (as defined therein). Each of the Guarantor consents to the Borrower's execution of the foregoing First Amendment to Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee executed by it with respect to all loans, advances and extensions of credit to the Borrower, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                             FRETTER AUTO SOUND, INC.
                                             FRETTER ACQUISITION COMPANY, INC.
                                             FRED SCHMID APPLIANCE & TV CO.
                                             FRETTER REAL ESTATE COMPANY FRETTER
                                             SILO HOLDINGS, INC.
                                             SILO, INC.
                                             SILO CALIFORNIA, INC.
                                             SILO-DIXON, INC.
                                             DIXONS U.S. HOLDINGS, INC.
                                             FRETTER WAREHOUSE COMPANY, INC.


                                             By_______________________
                                             Title:

Dated:  January 26, 1994





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